UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2017

New Residential Investment Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation)

001-35777	45-3449660
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

212-479-3150
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 28, 2017, New Residential Sales Corp. (together with any other future licensed real estate brokerage subsidiary of New Residential Investment Corp., “NRZ Brokerage”), a licensed real estate brokerage subsidiary of New Residential Investment Corp. (the “Company” and, together with its subsidiaries, “NRZ”), entered into a Cooperative Brokerage Agreement (the “Brokerage Agreement”) with REALHome Services and Solutions, Inc. and REALHome Services and Solutions – CT, Inc. (collectively, “RHSS”), two licensed real estate brokerage subsidiaries of Altisource Portfolio Solutions S.A. (“Altisource Parent” and, together with its subsidiaries, “Altisource”).

Under the Brokerage Agreement, RHSS will exclusively provide marketing and listing services for real estate owned (“REO”) properties included in certain mortgage servicing right (“MSR”) portfolios acquired, or to be acquired, by NRZ, including (i) an approximately $110 billion Unpaid Principal Balance (“UPB”) (as of June 30, 2017) non-agency MSR portfolio that NRZ agreed to acquire from certain subsidiaries of Ocwen Financial Corporation (together with its subsidiaries, “Ocwen”) in July 2017 and certain other Ocwen-owned portfolios if NRZ were to acquire these portfolios from Ocwen in the future (collectively, the “Ocwen Portfolio”), and (ii) an approximately $6 billion UPB (as of June 30, 2017) non-agency MSR portfolio that NRZ agreed to acquire from certain subsidiaries of PHH Corporation in December 2016 (the “PHH Portfolio” and, together with the Ocwen Portfolio, the “Covered Portfolios”). Pursuant to the Brokerage Agreement, RHSS will begin to receive REO referrals from NRZ Brokerage as the Covered Portfolios are transferred to one or more subsidiaries of the Company, subject to PHH Corporation’s approval of Altisource as a vendor in the case of the PHH Portfolio. NRZ Brokerage will receive a referral commission for each REO property sold by RHSS on behalf of NRZ for which RHSS receives a commission under the Brokerage Agreement. The Brokerage Agreement, which extends through August 2025, establishes a direct relationship between the brokerages, irrespective of NRZ’s subservicer.

Altisource Solutions S.à r.l. (“Altisource Solutions”), a wholly owned subsidiary of Altisource Parent, and the Company each executed a guaranty in respect of the obligations of its respective brokerage subsidiaries under the Brokerage Agreement.

On August 28, 2017, RHSS and Altisource Solutions also entered into a letter agreement with NRZ (the “Letter Agreement”), which provides for NRZ to directly appoint RHSS (or another real estate brokerage subsidiary designated by Altisource) to perform the real estate brokerage services with respect to REO properties in the Covered Portfolios, subject to certain specified exceptions, in the event that NRZ Brokerage does not refer the business to RHSS and in which case the designated Altisource brokerage subsidiary would retain the seller’s brokerage commission.

Concurrently with the Brokerage Agreement and the Letter Agreement, Altisource Solutions executed a letter of intent with NRZ to enter into a services agreement  (the “Services LOI”).  Under the anticipated services agreement, to the extent allowable by law and other applicable contractual requirements, Altisource would provide certain fee-based services with respect to the Ocwen Portfolio, also through August 31, 2025.

Pursuant to the Services LOI, the parties have agreed to negotiate in good faith toward the execution of a services agreement within thirty (30) days from the date of the Services LOI, which period will be automatically extended by a further thirty (30) days if the parties are still negotiating in good faith at the end of the first thirty (30) days (such period, including as extended, the “Standstill Period”).

Pursuant to the Services LOI, the parties have also agreed to meet, within ninety (90) days from the date of the Services LOI, to discuss opportunities for Altisource to perform certain fee-based services unrelated to the Ocwen Portfolio.  These services include, without limitation, REO management, REO liquidations, due diligence, valuations, title services and closing services. NRZ has agreed to consider, in good faith, any proposals submitted by Altisource at or following such meeting, provided that Altisource satisfies applicable legal and regulatory requirements and specified conditions relating to the quality and cost of such services. NRZ has further agreed to introduce Altisource to its subservicers and facilitate introductory discussions regarding potential opportunities for its subservicers to engage Altisource as a service provider.

Except for certain specified commitments, including those described in the two preceding paragraphs, all of the terms of the Services LOI are non-binding. There can be no assurance that the parties will reach an agreement with respect to the terms of a services agreement or that a services agreement will be entered into on a timely basis or at all.

RHSS has the right to terminate the Brokerage Agreement and the Letter Agreement upon ninety (90) days’ notice (which period may be shortened by NRZ) if a services agreement is not signed between Altisource and NRZ during the Standstill Period. The Brokerage Agreement may otherwise only be terminated upon the occurrence of certain specified events. The Brokerage Agreement also includes standard vendor oversight and audit rights and reporting requirements. NRZ has agreed that, during such notice period and/or the Standstill Period, it will not replace or reduce the role of Altisource as a service provider with respect to transferred MSRs in the Ocwen Portfolio.

Item 7.01 Regulation FD Disclosure.

On August 28, 2017, the Company and Altisource Parent issued a joint press release in connection with the agreements described above.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain items in this Current Report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts. They represent management’s current expectations regarding future events and are subject to a number of trends and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those described in the forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, various risks relating to the transactions described herein, including in respect of the satisfaction of closing conditions to NRZ’s acquisition of the covered MSR portfolios, including obtaining the necessary third-party approvals; uncertainties as to the timing or completion of transfers related to NRZ’s acquisition of the covered MSR portfolios; litigation relating to the transactions; the possibility of early termination of the Brokerage Agreement; the possibility that the parties will not be able to negotiate a satisfactory services agreement; the inability to obtain, or delays in achieving, the expected benefits of the transactions; and other risks and uncertainties detailed in the “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in NRZ’s annual and quarterly reports filed with the Securities and Exchange Commission, which are available on NRZ’s website (www.newresi.com). New risks and uncertainties emerge from time to time, and it is not possible for NRZ to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Forward-looking statements contained herein speak only as of the date of this Current Report, and NRZ expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in NRZ’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

No.	Description
99.1	Press release issued jointly by Altisource Portfolio Solutions S.A. and New Residential Investment Corp. dated August 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2017

NEW RESIDENTIAL INVESTMENT CORP.

/s/ Nicola Santoro, Jr.
Nicola Santoro, Jr.
Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Description
99.1	Press release issued jointly by Altisource Portfolio Solutions S.A. and New Residential Investment Corp. dated August 28, 2017